Fees Summary	Jan. 28, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 42,435,000.00
Previously Paid Amount	2,286.94
Total Fee Amount	3,573.34
Total Offset Amount	0.00
Net Fee	$ 1,286.40